AMSOUTH FUNDS
                       SUPPLEMENT DATED JANUARY 9, 2003 TO
   CLASS A SHARES AND CLASS B SHARES PROSPECTUS AND CLASS I SHARES PROSPECTUS
                             DATED DECEMBER 1, 2002

This Supplement provides the following updated information:

FUND MANAGEMENT

      Under the section entitled "FUND MANAGEMENT - PORTFOLIO MANAGERS," the sub-sections entitled "VALUE FUND" and "BALANCED FUND" on page 83 of the Class A Shares and Class B Shares Prospectus and page 97 of the Class I Shares Prospectus have been deleted in their entirety and replaced with the following:

VALUE FUND - Tin Y. Chan, CFA is the portfolio manager for the Value Fund. Mr. Chan has over nine years of portfolio management and equity research analysis experience. Prior to managing the Fund, Mr. Chan served as a portfolio manager with responsibility for the investment portfolios of retail and insurance-dedicated mutual funds utilizing growth and value styles of management. Mr. Chan earned his MBA from the University of Chicago, Graduate School of Business and his B.A. from Cornell University. He is a member of AIMR and the Boston Security Analysts Society.

BALANCED FUND - The Balanced Fund is co-managed by Tin Y. Chan, CFA, and John
P. Boston, CFA. Mr. Chan has over nine years of portfolio management and equity research analysis experience. Mr. Chan earned his MBA from the University of Chicago, Graduate School of Business and his B.A. from Cornell University. Mr. Boston has been associated with AmSouth Bank's Trust Investment Department since 1988 and is currently Senior Vice President in charge of taxable fixed-income investments.

SHAREHOLDER INFORMATION

      Under the section entitled "SHAREHOLDER INFORMATION, DISTRIBUTION ARRANGEMENTS/SALES CHARGES - CALCULATION OF SALES CHARGES, CLASS A SHARES," on page 93 of the Class A Shares and Class B Shares Prospectus, the titles of the two tables have been deleted in their entirety and replaced with the following:

      The title of the first table has been replaced with "FOR THE EQUITY FUNDS AND HYBRID FUNDS."

      The title of the second table has been replaced with "FOR THE BOND FUNDS."

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.